The Stock Exchange of Hong Kong Limited takes no responsibility for the contents of this announcement, makes no representation as to its accuracy or completeness and expressly disclaims any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this announcement.


                        Hang fung gold technology limited
                (Incorporated in Bermuda with limited liability)


                          PROPOSED SHARE CONSOLIDATION,
                            CHANGE IN BOARD LOT SIZE
                                       AND
      GRANT OF GENERAL MANDATES TO ISSUE AND REPURCHASE CONSOLIDATED SHARES

--------------------------------------------------------------------------------
The Board proposes to consolidate every 10 Shares of HK$0.01 each into 1 Consolidated Share of HK$0.10 each and to change the board lot size for trading on the Stock Exchange from the existing 20,000 Shares to 2,000 Consolidated Shares upon the Share Consolidation becoming effective.

The Board also proposes to grant to the Directors general mandates to issue and repurchase Consolidated Shares.

A circular containing, among other things, further information of the Share Consolidation, the change in board lot size and the proposed general mandates to issue and repurchase Consolidated Shares and a notice convening the Special General Meeting will be dispatched to the Shareholders and, for information only, to the holders of the Share Options as soon as practicable.
--------------------------------------------------------------------------------

Proposed Share Consolidation and change in board lot size

The Board proposes to consolidate every 10 Shares of HK$0.01 each into 1 Consolidated Share of HK$0.10 each and to change the board lot size for trading on the Stock Exchange from the existing 20,000 Shares to 2,000 Consolidated Shares upon the Share Consolidation becoming effective.

As at the date of this announcement, the authorized share capital of the Company was HK$200,000,000 divided into 20,000,000,000 Shares of HK$0.01 each, of which 4,690,640,000 Shares were issued and credited as fully paid. Upon the Share Consolidation becoming effective and assuming no further Shares will be issued prior to the Special General Meeting, the authorized share capital of the Company will be HK$200,000,000 divided into 2,000,000,000 Consolidated Shares of HK$0.10 each, comprising 469,064,000 Consolidated Shares of HK$0.10 each in issue and credited as fully paid. The Consolidated Shares will rank pari passu in all respects with each other and there will be no change in the relative rights of the Shareholders. Fractional entitlements of the Consolidated Shares will be aggregated and sold for the benefit of the Company.

Reasons for the Share Consolidation

The Directors consider that the proposed Share Consolidation will increase the nominal value and trading price of the shares of the Company. The Directors further believe that such increase would attract more international institutional investors in investing in the Company's shares, thereby extending the shareholder base of the Company.

Based on the above, the Directors are of the view that the proposed Share Consolidation and the proposed change in board lot size from 20,000 Shares to 2,000 Consolidated Shares are in the interests of the Company and the Shareholders as a whole.

Adjustment to the Share Options

As at the date of this announcement, the Company has 742,532,000 Share Options outstanding. The exercise price of the Share Options and/or number of Shares subject to the Share Options may have to be adjusted in accordance with relevant provision(s) under the Share Option Schemes. If any Share Option becomes or remains exercisable on the effective date of the Share Consolidation, the Company will request the auditors of the Company to provide a certificate as to the adjustment (if any) required to be made in accordance with the Share Option Schemes and Rule 17.03(13) of the Listing Rules once the Share Consolidation becoming effective.

Odd lot trading arrangement

To facilitate trading of odd lots (if any) arising from the proposed Share Consolidation and change in board lot size, the Company will procure Tai Fook Securities Company Limited of 25th Floor, New World Tower, 16-18 Queen's Road Central, Hong Kong to arrange for the sale and purchase of odd lots on behalf of the Shareholders and potential investors. Tai Fook Securities Company Limited will provide this facility service in the period from Monday, 19th May, 2003 to Tuesday, 10th June, 2003 (both dates inclusive). Holders of odd lots of the Consolidated Shares who wish to take advantage of this facility either to dispose of their odd lots of the Consolidated Shares or to top up to board lots of 2,000 Consolidated Shares may contact Mr. Patrick Cheung of Tai Fook Securities Company Limited at telephone number (852) 2213 8232 during such period. Holders of odd lots of the Consolidated Shares should note that the facility service will be made on a best effort basis, depending on there being adequate amounts of odd lots of Consolidated Shares available for matching. Hence, successful matching of the sale and purchase of odd lots of the Consolidated Shares is not guaranteed. Shareholders are recommended to consult their advisers in respect of the odd lot trading arrangement.

Free exchange of share certificates

Subject to the Share Consolidation becoming effective, the Shareholders may submit their existing share certificates for the Shares (in pink colour) in exchange for new share certificates for Consolidated Shares (in beige colour) free of charge at the office of the Company's branch registrar in Hong Kong, Computershare Hong Kong Investor Services Limited, at shops 1712-1716, 17th Floor, Hopewell Centre, 183 Queen's Road East, Hong Kong during business hours from Friday, 2nd May, 2003 to Monday, 16th June, 2003. Thereafter, certificates for the Shares will remain effective as documents of title but will be accepted for exchange only on payment of a fee of HK$2.50 (or such higher amount as may be stipulated in the Listing Rules from time to time) for each new share certificate issued.

It is expected that new certificates for the Consolidated Shares will be available for collection on or after the tenth business day from the date of submission of existing share certificates for the Shares to Computershare Hong Kong Investor Services Limited for exchange for new certificate for Consolidated Shares. Share certificates for existing Shares will only be valid for delivery and settlement in respect of dealings for the period up to Tuesday, 10th June, 2003 and thereafter will not be accepted for dealing purposes. However, the certificates for existing Shares will continue to be good evidence of legal title to the Consolidated Shares on the basis of 10 Shares for 1 Consolidated Share and may be exchanged for new certificates for Consolidated Shares at any time subsequent to the Share Consolidation becoming effective.

The new share certificates for the Consolidated Shares will be in beige colour in order to distinguish them from the existing share certificates which are in pink colour.

Conditions of the Share Consolidation

The Share Consolidation is conditional on the fulfillment of the following conditions:

1. the passing by the Shareholders of an ordinary resolution to be proposed at the Special General Meeting approving the Share Consolidation; and

2. the Listing Committee of the Stock Exchange granting the listing of, and permission to deal in, the Consolidated Shares in issue upon the Share Consolidation becoming effective and any Consolidated Shares which may be issued pursuant to the exercise of the subscription rights attached to the Share Options.

Expected timetable

                                                                                                                 2003

Special General Meeting circular dispatched on or about                                            Tuesday, 8th April

Latest time for lodging proxy forms for the Special General
Meeting                                                                              11:00 a.m. on Monday, 28th April

Date of the Special General Meeting                                               11:00 a.m. on Wednesday, 30th April

Effective date of the Share Consolidation                                                             Friday, 2nd May

Dealings in Consolidated Shares commence                                                 9:30 a.m. on Friday, 2nd May

Existing counter for trading in Shares in board lots of 20,000
Shares temporarily closes                                                                9:30 a.m. on Friday, 2nd May

Temporary counter for trading in Consolidated Shares in board lots of 2,000
Consolidated Shares (in the form of existing share
certificates for Shares) opens                                                           9:30 a.m. on Friday, 2nd May

First day of free exchange of existing share certificates for
Shares for new share certificates for Consolidated Shares
                                                                                                      Friday, 2nd May

Existing counter for trading in Consolidated Shares in board lots of 2,000
Consolidated Shares (in the form of new share certificates) re-opens 9:30 a.m. on Monday, 19th May

Parallel trading of Consolidated Shares (in the form of existing
and new share certificates) commences                                                   9:30 a.m. on Monday, 19th May

First day of odd lot facility                                                                        Monday, 19th May

Temporary counter for trading in Consolidated Shares in board lots of 2,000
Consolidated Shares (in the form of existing share certificates) closes 4:00 p.m. on Tuesday, 10th June

Parallel trading of Consolidated Shares (in the form of existing
and new share certificate) ends                                                       4:00 p.m. on Tuesday, 10th June

Last day of odd lot facility                                                                       Tuesday, 10th June


Last day of free exchange of existing share certificates for
Shares for new share certificates for Consolidated Shares
                                                                                                    Monday, 16th June

General mandates to issue and repurchase Consolidated Shares

In connection with the proposed Share Consolidation, the Directors will seek the approval of Shareholders to grant to the Directors a general mandate to allot and issue Consolidated Shares up to a maximum of 20 per cent of the aggregate nominal amount of the share capital of the Company in issue immediately following the Share Consolidation and to allot and issue further Consolidated Shares repurchased by the Company pursuant to the repurchase mandate referred to below.

The Directors will also seek the approval of Shareholders to grant to the Directors a general mandate to repurchase Consolidated Shares up to a maximum of 10 per cent of the aggregate nominal amount of the share capital of the Company in issue immediately following the Share Consolidation.

General

The Company will apply to the Listing Committee of the Stock Exchange for the listing of, and permission to deal in, the Consolidated Shares in issue upon the Share Consolidation becoming effective and any Consolidated Shares which may be issued pursuant to the exercise of the subscription rights attaching to the Share Options.

A circular containing, among other things, further information of the Share Consolidation, the change in board lot size and the proposed general mandates to issue and repurchase Consolidated Shares and a notice convening the Special General Meeting will be dispatched to the Shareholders and, for information only, to the holders of the Share Options as soon as practicable.

Definitions

In this announcement, the following expressions have the meanings set out below unless the context requires otherwise:

"Board"                       board of the Directors

"Company"                     Hang Fung Gold Technology Limited, a
                              company incorporated in Bermuda with
                              limited liability, the shares of
                              which are listed on the Stock
                              Exchange

"Consolidated                 Share(s)" new ordinary share(s) with
                              nominal value of HK$0.10 each in the
                              share capital of the Company
                              following completion of the Share
                              Consolidation

"Director(s)"                 director(s) of the Company

"Hong Kong"                 the Hong Kong Special  Administrative  Region of
                            the People's  Republic of China

"Listing Rules"             the Rules Governing the Listing of Securities on
                            the Stock Exchange

"Share(s)"                  ordinary share(s) of HK$0.01 each in the share
                            capital of the Company

"Share                      Consolidation" the proposed
                            consolidation of all the issued and
                            unissued Shares on the basis of
                            every 10 Shares into 1 Consolidated
                            Share

"Share Option(s)"           share  option(s)  to  subscribe  for shares in the
                            Company  pursuant to the Share Option Schemes

"Share                      Option Schemes" the share option
                            schemes of the Company adopted on
                            27th February, 1999 and 28th August,
                            2002 respectively

"Special General Meeting" the special general meeting of the Company to be convened for the purpose of considering and, if thought fit, approving the Share Consolidation and the grant of the general mandates to issue and repurchase Consolidated Shares

"Shareholders"              holders of the Shares

"Stock Exchange"            The Stock Exchange of Hong Kong Limited

"HK$"                       Hong Kong dollars, the lawful currency of Hong Kong

                 By Order of the Board
                     Lam Sai Wing
                       Chairman

Hong Kong, 27th March, 2003

* For identification purpose only